American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
March 31, 2026

Utilities Fund - Schedule of Investments
MARCH 31, 2026 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.0%
Electric Utilities — 64.4%
American Electric Power Co., Inc.	65,059	8,527,934
Constellation Energy Corp.	62,034	17,322,995
Duke Energy Corp.	154,304	20,204,566
Edison International	76,256	5,580,414
Entergy Corp.	90,753	10,197,007
Evergy, Inc.	49,494	4,054,548
Eversource Energy	2,156	149,368
Exelon Corp.	317,717	15,574,487
FirstEnergy Corp.	216,205	10,952,945
NextEra Energy, Inc.	413,692	38,423,713
NRG Energy, Inc.	44,130	6,449,158
OGE Energy Corp.	121,506	5,827,428
PG&E Corp.	478,857	8,413,518
Pinnacle West Capital Corp.	81,523	8,213,442
Portland General Electric Co.	111,133	5,864,488
PPL Corp.	299,480	11,440,136
Southern Co.	157,195	15,172,461
TXNM Energy, Inc.	98,378	5,751,178
Xcel Energy, Inc.	53,633	4,260,606
		202,380,392
Gas Utilities — 7.4%
Atmos Energy Corp.	31,841	5,881,669
New Jersey Resources Corp.	109,830	6,031,864
Northwest Natural Holding Co.	107,037	5,696,509
ONE Gas, Inc.	64,893	5,589,234
		23,199,276
Independent Power Producers and Energy Traders — 3.5%
Talen Energy Corp.(1)	18,187	5,805,836
Vistra Corp.	34,063	5,120,691
		10,926,527
Multi-Utilities — 20.0%
Ameren Corp.	2,676	294,146
Avista Corp.	146,570	5,883,320
CMS Energy Corp.	134,870	10,463,215
Consolidated Edison, Inc.	123,090	13,931,326
Dominion Energy, Inc.	174,363	10,779,121
DTE Energy Co.	41,148	6,016,660
NiSource, Inc.	100,806	4,703,608
Public Service Enterprise Group, Inc.	30,852	2,497,469
Sempra	69,077	6,712,212
WEC Energy Group, Inc.	14,743	1,706,797
		62,987,874
Water Utilities — 3.7%
California Water Service Group	129,307	5,862,779
Essential Utilities, Inc.	141,596	5,702,071
		11,564,850
TOTAL COMMON STOCKS (Cost $231,008,117)		311,058,919

SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,279	7,279
Repurchase Agreements — 0.7%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.50%, 4/30/28, valued at $2,250,176), at 3.66%, dated 3/31/26, due 4/1/26 (Delivery value $2,206,224)		2,206,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,213,279)		2,213,279
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $233,221,396)		313,272,198
OTHER ASSETS AND LIABILITIES — 0.3%		970,067
TOTAL NET ASSETS — 100.0%		$314,242,265

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$311,058,919	—	—
Short-Term Investments	7,279	$2,206,000	—
	$311,066,198	$2,206,000	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.